Exhibit 99.1

Third Quarter 2009 Earnings Review November 2009 [NYSE: FBP]

Puerto Rico GDP & Yearly % Growth 2000 - 2010 Puerto Rico Economy Should Turnaround in 2010 Sources: (1) GDB Puerto Rico - www.bgfpr.com *Index is subject to monthly revisions. (2) PR Planning Board - www.jp.gobierno.pr .. Real GDP GDP Growth 2 GDB Economic Activity Index (EAI) According to November publications of the Puerto Rico Government Development Bank, after 42 consecutive months,. latest reading of the economic activity index shows an upswing GDB-EAI reflected a 0.8% increase month-over-month in September 2009, the highest increment since October 2006 Total Payroll Employment + 7,000 vs. August 2009 Cement Sales + 10k bags vs. August 2009 Gasoline Consumption + 2.2% monthly 2009 average Electric Power Consumption On a year-over-year basis, grew by 2.5% in September 2009 Additional $500 million from the Local Stimulus Plan to be introduced short- term (2) (1)

(CHART) Challenging Employment Environment in Puerto Rico Persists Unemployment Rate (CHART) Accumulated Bankruptcies (Jan-Sep) Unemployment rate may increase further in early 2010 due to planned government layoffs: Nov 2009: 2,046 Jan 2010: 12,321 Largest sectors of the economy have lost jobs - manufacturing, service, retail, financial & government Government sponsored programs should help counteract layoffs by multiple sectors Bankruptcies, business and personal, have risen steadily since 2006 ARRA impact to inject over $6.0 billion into the Puerto Rico economy and potentially create over 42,000 jobs, with over 17,000 jobs created or retained so far. Approximately $850 million has been disbursed to date. Sources: (1) PR Department of Labor (2) Boletin de Puerto Rico. 3 (1) (2)

Florida Showing signs the recession is easing: The S&P/Case-Shiller home price index showed South Florida home prices posted a monthly gain of 1.3% in July 2009, as strong sales and shrinking inventory helped to firm up prices Consumer confidence rose 3 points in September 2009 to 74 Virgin Islands Affected by global recession: Unemployment rate has reached 8.2% as of June 2009 Real estate sales are down by approximately 50% in first half of 2009 Government efforts to expand economy include: New mega ship arrivals Increase air passenger arrivals Rum production expansion Waste to energy plant Florida single family median home price Sources: (1) Florida Association of Realtors, Moody's Economy.com (2) University of Florida 4 Florida single family home sales Florida & Virgin Islands Economies (1) (1) (2)

Second Quarter 2009 Highlights Net loss of $165.2 million, which includes a $152.2 million non-cash charge to increase the deferred tax asset valuation allowance, vs. net loss of $78.7 million in 2Q09 Increase in net interest income, excluding fair value adjustments, of $3.6 million compared to 2Q09 Net interest margin, excluding fair value adjustments, of 2.68% up 4 b.p.s. from 2Q09 Realized gain on sale of investments of $34.3 million, up $24 million from 2Q09 Provision expense of $148.1 million, reduction of 37% from 2Q09 Increase in allowance for loan losses to total loans from 3.11% to 3.43% Continued progress on franchise development in selected market segments: Loan production of $1,448 million, down $141 million from 2Q09, when excluding $689 million in loan disbursements to the Puerto Rico Government Non-brokered deposit growth of $5.4 million compared to 2Q09 Efficiency ratio during the quarter of 46.21%, as compared to 62.16% for 2Q09 Regulatory Capital ratios are above well-capitalized requirements: Total Capital: to 13.79% from 14.35% in 2Q09 Tier 1 Capital: to 12.52% from 13.08% in 2Q09 Leverage Ratio: to 8.97% from 9.12% in 2Q09 Third Quarter 2009 Highlights 5

(in thousands, except for per share results) * In July 2009, the Corporation announced the suspension of dividends on common and preferred stock Financial Results 6

A Diversified Operation With Multiple Businesses Across Several Markets As of September 30, 2009 Assets by Geography (CHART) Assets by Line of Business 3% 4% 7 6% ($ in millions) Total Assets - $20,081 million

(CHART) Growing Core Deposits (CHART) Continue our focus on core deposit growth and the successful deployment of our One Stop Shop strategy Increase of 2.28 points to 10.5%** in market share of total deposits, net of brokered, in the Puerto Rico market Total deposits, excluding brokered CDs, increased by $353 million, or 8%, during last 12 months reflecting successful marketing campaigns and cross-selling initiatives Total Deposits (net of brokered CDs) - $4,805 million ($ in millions) **As of June 30, 2009 vs. June 30, 2008 8

(CHART) 9 *3Q09 Includes the $500 million loan facility to the Puerto Rico Sales & Use Tax Financing Corp. and $189 million TRANS **3Q08 increase in consumer portfolio driven by purchase of $218 million Chrysler Financial portfolio Managing Loan Production Total Loan Production - $1,448 million ($ in millions) Weakening loan demand across most markets and segments Loan originations down when excluding $689 million commercial loan facilities extended to the Puerto Rico Government Construction originations are mainly draws on existing commitments ** *

(CHART) Total Loan Portfolio - $13,756 million ($ in millions) * Loans to local Financial Institution **Includes Finance Leases Market Shares Source: Commissioner of Financial Institutions, June 30, 2009 Managing Loan Portfolio Reduction in Construction, Residential and Consumer loan portfolios from 2Q09 Increase in Commercial loan portfolio resulted from loan facility to Puerto Rico Government Within FBP's primary market, Puerto Rico,. FirstBank has the following shares and market positions in these lending segments: 10

Loan Portfolio by Geography and Category ($ in millions) Diversified Loan Portfolio As of September 30, 2009 Over 80% of total loans are in Puerto Rico, the Corporation's main market Construction portfolio in Florida now $406 million,. down from $533 million in 3Q08 Loans to local financial institution down to $329 million from $579 million in 3Q08 11

For purposes of the above table, high-rise portfolio is composed of buildings with more than 7 stories, mainly composed of two projects that account for approximately 72% of the Corporation's total outstanding high-rise residential construction loan portfolio in Puerto Rico. Mid-rise relates to buildings of up to 7 stories. Mainly composed of three high-rise projects that accounts for approximately 64% of the residential housing projects in Puerto Rico with estimated selling prices over $600,000. As of September 30, 2009 Detailed Breakdown of Construction Portfolio Construction Loan Portfolio by Geography ($ in thousands) Total construction loan portfolio of $1.570 billion: 34.7% Residential 27.7% Commercial 26.6% Bridge & Land Loans 11.0% Other PR residential portfolio of $414.9 million distribution by price range: Under $300k 33% $300k - $600k 20% Over $600k (3) 47% FirstBank new housing units inventory represents approximately 10% of the residential units available for sale in the PR market 12

Total Non-Performing Assets of $1.684 billion $665.6 million in NPL's for which interest income is recognized on a cost-recovery method (interest collections applied to principal) $873.2 million in NPL's for which interest income is recognized on a cash basis (interest through earnings when collected) $624.2 million of NPL's were charged-off to realizable value Proactive programs in place for workouts, sales of notes and recapitalization of projects Performance of consumer portfolios continues stable (1) Collateral pledge with Lehman Brothers Special Financing, Inc. Non-Performing Assets ($ in millions) Management Towards Improvement of Asset Quality (CHART) (CHART) Net Charge-offs to Average Loans 13 (1) As of September 30, 2009

(1) Collateral pledge with Lehman Brothers Special Financing, Inc. Non-Performing Assets by Geography ($ in thousands) Reducing the high level of NPA is the #1 priority for the Corporation's Management team 14 Management Towards Improvement of Asset Quality

15 Management Towards Improvement of Asset Quality (CHART) 13.15% 6.07% 25.96% 2.62% 8.96% % Non-performing/loan portfolio * As of September 30, 2009 *Includes finance leases Non-performing Loans to Total Loans Puerto Rico ($ in thousands)

16 Management Towards Improvement of Asset Quality (CHART) 17.22% 12.42% 87.52% 3.11% 35.70% % Non-performing/loan portfolio * Non-performing Loans to Total Loans United States ($ in thousands) As of September 30, 2009 *Includes finance leases

17 Management Towards Improvement of Asset Quality (CHART) 1.58% 6.51% 1.41% 3.22% 3.13% % Non-performing/loan portfolio * Non-performing Loans to Total Loans Virgin Islands ($ in thousands) As of September 30, 2009 *Includes finance leases

(CHART) Allowance to Loan & Lease Losses Ratios As of 3Q09, total allowance for loan and lease losses of $471.5 million, an increase of $63.7 million from 2Q09 Excluding the $624 million in NPL charged-off to net realizable value, allowance to remaining non-performing loans in 3Q09 is 51.6% 18 Management Towards Improvement of Asset Quality

(CHART) The Corporation will continue to take provisions as necessary in accordance with the performance of the loan portfolios and the economic environment Total net charge-offs were $252.7 million and $80.2 million for first nine months of 2009 and 2008, respectively First BanCorp took total provisions of $442.7 million and $142.4 million for first nine months of 2009 and 2008, respectively Provisions to Net Charge-offs 19 Management Towards Improvement of Asset Quality ($ in thousands)

(CHART) (CHART) Highly liquid securities portfolio 95% of portfolio AAA-rated No exposure to sub-prime mortgage and CDOs Proactively managing portfolio prepayment risk Easily pledgeable for financing By Rating Distribution: ($ in millions) As of September 30, 2009 Total Investment Portfolio - $5,571 million High Grade Investment Portfolio 20

* During the quarter ended September 30, 2009. (CHART) Strong Sources of Borrowings Average Cost of Funds on Interest-bearing Liabilities: 2.55%* Total brokered CDs decreased from $8.4 billion at year-end 2008 to $7.5 billion as of September 30, 2009 The Corporation has been partly refinancing brokered CDs that matured or were called during 2009 with alternate sources of funding at a lower cost 21

* Information for FirstBank Puerto Rico including FirstBank Overseas Corp as of September 30, 2009 (excludes liquidity of FirstBank Florida) 1. Surplus: (liquid assets - short-term liabilities) + secured line of credit; 2. Market Value, Subject to 6% haircut; 3. Subject to 25% haircut. Basic Liquidity Surplus* Non-Deposit Sources of Liquidity Investment portfolio is composed of highly liquid investment grade securities FRB BIC Program provides a secure, alternate line of credit FHLB NY line is expected to grow in line with increases in mortgage originations ($000) ($000) Maintaining High Liquidity 22

** Includes retained earnings Total regulatory capital composition: $832.2 million in net common equity**, $550.1 million in non-cumulative preferred stock, $225 million in Trust Preferred stock, $377.3 million cumulative preferred stock (TARP, net of discount of $22.7 million) Approximately $546 million and $938 million in excess of regulatory total and Tier 1 capital well-capitalized requirements, respectively Capital Position As of September 30, 2009 23

Managing towards improvement of Asset Quality: Continue to reinforce loss mitigation program, collection and work-out teams Pursuing alternatives to restructure current loans Targeted disposition or sale of non-performing assets Optimization of interest margin: Maximize loan repricing opportunities with an expanded target spread of 200 bps Maximize opportunities to continue reducing funding costs The Corporation is actively managing expenses: Consolidation of operating units in the Florida region Divesture of daily car & truck rental business in Puerto Rico Rationalization of businesses and operations. Have completed initiatives with an annualized net benefit of approximately $40 million and identified $30 million in additional benefits Has achieved 6% annualized headcount reduction, and efforts will continue throughout remainder of 2009 and 2010 Prudent and targeted loan production in all markets Continue to gain market share in core deposits and fee generating products Key Management Actions for Return to Profitability 24

First BanCorp [NYSE: FBP] Alan Cohen Senior Vice President Marketing and Public Relations Office (787) 729-8256 alan.cohen@firstbankpr.com Contact Information 25

Disclaimer 26 These forward-looking statements may relate to the Corporation's financial condition, results of operations, plans, objectives, future performance and business, including, but not limited to, statements with respect to the adequacy of the allowance for loan and lease losses, market risk and the impact of interest rate changes, capital markets conditions, capital adequacy and liquidity, and the effect of legal proceedings and new accounting guidance on the Corporation's financial condition and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and are generally identified by the use of words or phrases such as "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," "expect," "may" or similar expressions. The Corporation cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Corporation's expectations of future conditions or results and are not guarantees of future performance. The Corporation does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements. Forward-looking statements are, by their nature, subject to risks and uncertainties. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain important factors that could cause actual results to differ materially to those contained in any forward-looking statement: the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact on the credit quality of the Corporation's loans and other assets, including the Corporation's construction and commercial real estate loan portfolios, which have contributed and may continue to contribute, among other things, to the increase in the levels of non-performing assets, charge-offs and the provision expense; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates and real estate prices, and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation's products and services and the value of the Corporation's assets, including the value of derivative instruments used for protection from interest rate fluctuations; an adverse change in the Corporation's ability to attract new clients and retain existing ones; a decrease in demand for the Corporation's products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about the legislative and other measures adopted by the Puerto Rico government in response to its fiscal deficit situation and the impact of such measures on several sectors of the Puerto Rico economy; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States financial markets, and the impact such actions may have on the Corporation's business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System (FED), the Federal Deposit Insurance Corporation (FDIC), government-sponsored housing agencies and local regulators in Puerto Rico and the U.S. and British Virgin Islands; risks of not being able to generate sufficient income to realize the benefit of the deferred tax asset; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; risks associated with the soundness of other financial institutions; changes in the Corporation's expenses associated with acquisitions and dispositions; developments in technology; the impact of Doral Financial Corporation's financial condition on the repayment of its outstanding secured loans to the Corporation; the Corporation's ability to issue brokered certificates of deposit and fund operations; risks associated with downgrades in the credit ratings of the Corporation's securities; general competitive factors and industry consolidation; risks associated with regulatory and legislative changes for financial services companies in Puerto Rico, the United States, and the U.S. and British Virgin Islands, which could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected; and the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an increase in our non-interest expense.